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Exhibit 23.1

INDEPENDENT AUDITORS' CONSENT

    We consent to the incorporation by reference in Registration Statement Nos. 33-98648 and 333-24751 of Phoenix Gold International, Inc., on Form S-8, of our report dated November 6, 2001, appearing in this Annual Report on Form 10-K of Phoenix Gold International, Inc. for the year ended September 30, 2001.

/s/ DELOITTE & TOUCHE LLP

Portland, Oregon
December 20, 2001

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  Exhibit 23.1
INDEPENDENT AUDITORS' CONSENT